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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 12, 2002, contained in Angeion Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.

KPMG LLP

\s\ KPMG LLP

Minneapolis, Minnesota
December 20, 2002

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT